May 2017INVESTOR PRESENTATION

Certain statements contained in this presentation are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in our most recent 10-K and 10-Q filings. These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. We intend these forward-looking statements to speak only at the time of this presentation and do not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward- looking statements include, but are not limited to, the timing and success of the Company’s Corporate Relocation Plan, the timing and success of the Company in realizing estimated savings from third party logistics and vendor managed inventory, the realization of the Company’s cost savings estimates, the relative effectiveness of compensation-based employee incentives in causing improvements in Company performance, the capacity to meet the demands of the Company’s large national account customers, the extent of execution of plans for the growth of Company business and achievement of financial metrics related to those plans, the effect of the capital markets as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, our ability to retain employees with specialized knowledge, the effectiveness of our hedging strategies in reducing price risk, changes in consumer preferences, our ability to provide sustainability in ways that do not materially impair profitability, changes in the strength of the economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, changes in the quality or dividend stream of third parties’ securities and other investment vehicles in which we have invested our assets, as well as other risks described in this report and other factors described from time to time in our filings with the SEC. Note: All of the financial information presented herein is unaudited. 2 FORWARD-LOOKING STATEMENTS

CORPORATE OVERVIEW

- **National manufacturer, wholesaler, and distributor of foodservice products with over 100 years in the business**
  - Founded in 1912
  - National roaster, manufacturer, wholesaler, and distributor of high-quality branded and private label coffees and distributor of teas, spices, and culinary products
- **Differentiated business model**
  - One of the most complete local, regional, and national Direct Store Delivery (DSD) networks in the coffee industry
  - Production capabilities at three quality tiers – value, premium, and specialty
  - Substantial experience in coffee sourcing, procurement, roasting, and blending
  - Respected sustainability program
- **Growth Industry**
  - Positive growth rates with Specialty coffee and iced coffee beverages forecasted to grow at faster rates*
  - Delivered 7% compound annual growth rate in coffee pounds since Q4 2012
- **Experienced management team**
  - Significant experience across consumer branded, packaged goods, and beverage companies
  - Strong background in turnarounds
- **Industry association leadership**
  - Mike Keown appointed Vice Chairman, World Coffee Research – October 2016

FY16 Net Sales - $544M



61%
7%
5%
10%
7%
11%
Coffee (Roast & Ground)
Coffee (Frozen Liquid)
Tea (Iced & Hot)
Culinary
Spice
Other beverages

** Source : 2016 Nielsen Retail Report*

Farmer Brothers

3

4 COFFEE CONSUMPTION TRENDS Sources : The Hartman Group, SCAA, Datassential, Mintel CONSUMPTION & OCCASION  Gourmet penetration has surpassed traditional coffee among Millennials  Specialty coffee consumption surpassed “traditional” coffee in 2014 and has remained steady “SPECIALTY”IZATION COLD BREW 26% 22% 16% 9% 12% 7% 8% Early Morning With Breakfast Mid-Morning Lunch Afternoon Dinner Evening/Night  Coffee is no longer just a “morning” drink. % Consuming Any Coffee B EV ER A G E TY P ES Traditional Coffee – Not Gourmet Gourmet Coffee Beverages 18-24 (A) 25-39 (B) 40-59 (C) 60+ (D) 33 43 44 53 56CD 58CD 36 33  $7.9M retail sales  339% growth since 2010  Quality improving; line extensions hitting the market (e.g., nitro brew) 115% Growth (All Channels ‘15)

2017 MEGA COFFEE TRENDS

Farmer to Consumer

Reuse & Upcycle

- Farmers use the coffee cherry skins to produce coffee flour so they can use it for baking
- Consumers enjoyed steeped skins (Cascara) as an emerging specialty beverage
- Next: Cascara sodas and adult beverages

Beneficial Cred

Coffee Reputation gets a healthy boost

- Off the line: Bulletproof Coffee
- Media Blitz on healthy benefits
- Further support from health Experts (Webmd, Mayo Clinic)
- Focus: Phytochemicals & Caffeine

Processing Protocol

Pre-Harvest to Pre-Cup

- Coffee houses are beginning to entice consumers by promoting "least processed"
- This is new-age transparency that furthers authenticity and goodwill

Cold Brew

Nitro Goes Mainstream

- Small but expanding as early adopters drive growth
- Reduces need for sweetener due to creamy mouthful
- RTD options starting to surface. Will they make the grade?

Culinary Elite

Coffee as Culinary Star

- Coffee becomes a go-to ingredient for chefs, making an increased appearance on menus.
- Trending: Food & Alcohol pairings, Season pushes; varietals

Flavor(full)

Flavor with Purpose

- Consumers seeking health benefits and flavors as a single solution
- Coffee & tea offer a viable foundation
- Trending: Ethnic spices, seeds, nut milks, antioxidants, flavanoids

According to Mintel research, 57% of consumers say they are adventurous eaters while 82% claim to be open to trying new flavors. The millennial generation has proven to be the most adventurous, driving the growth of ethnic flavors in retail and foodservice.

Source : Datassential Foodbytes; June 2015; July 2015

5

Farmer Brothers

MULTI-TIER COFFEE & TEA PORTFOLIO

SPECIALTY — Handcrafted. Fresh. Sustainable.

ARTISAN COLLECTION BY FARMER BROTHERS
PANACHE
COLLABORATIVE COFFEE FARM DIRECT

PREMIUM — Fresh. Contemporary. Diverse.

METROPOLITAN BY FARMER BROTHERS
UN MOMENTO
McGARVEY
CHINAMIST
Farmer Brothers PREMIUM

TRADITIONAL — Traditional coffees for the classic consumer

Farmer Brothers
SUPERIOR BY FARMER BROTHERS
Cain's BY FARMER BROTHERS
Douwe Egberts
Farmer Brothers SELECT TEA

Product Categories

- COFFEE
- CIDER & CHAI
- TEA
- SPICES
- CAPPUCCINO & COCOA
- JUICE & SMOOTHIES
- CULINARY
- FOODSERVICE SUPPLIES

6
Farmer Brothers

7 PRIVATE BRAND PROGRAM DEVELOPMENT

8 NATIONWIDE DISTRIBUTION NETWORK 7 Manufacturing Facilities/Distribution Centers and 114 branch warehouses Manufacturing Facility Distribution Center Branch Location

9 OUR SUSTAINABILITY PROGRAMS Our focused sustainability programs are a key component to winning new business ENVIRONMENTAL SOCIAL First roaster in the Northwest to be LEED® Silver Certified Innovative direct trade program pays farmers more for quality and invests in their long term coffee productivity 100% renewable energy is part of our ongoing carbon footprint reduction strategy at our roasting facilities Strong partnership with FairTrade USA, offering a wide range of single origins and blends. Ethical consumers place emphasis here. 14% reduction in our electric use, 28,000 MT (or 6.8%) reduction in our carbon footprint while increasing volume Active participation and supporter Rainforest Alliance that helps farmers farm while conserving the environment while boosting crop yields. Certified USDA and OCIA coffees from all major growing regions, including blends and single origins. Long term “Cause Coffee” programs with MercyCorps® and Philanthropy Partners support community aid projects at origin * LEED certification at our Northlake Tx headquarters facility projected in 2017

Name Title Prior Experience Mike Keown President and Chief Executive Officer David Robson Treasurer and Chief Financial Officer Tom Mattei General Counsel and Assistant Secretary Ellen Iobst Chief Operations Officer Scott Bixby Senior Vice President/General Manager of DSD Scott Siers Senior Vice President/General Manager of Direct-Ship Gerard Bastiaanse Senior Vice President, Marketing Suzanne Gargis Vice President, Human Resources EXPERIENCED SENIOR MANAGEMENT TEAM Note: The marks displayed above are the properties of these companies. Use in this presentation does not imply endorsement of this presentation. 10

 World Coffee Research  Mike Keown appointed Vice Chairman of the Board of Directors  Specialty Coffee Association of Sustainability Council  Council Member  Pacific Coast Coffee Association  Board Member  Roasters Guild  Charitable Support  Coalition for Coffee Communities Board Member  FMI Leadership Counsel, Feeding America 11 INDUSTRY ASSOCIATION LEADERSHIP The marks displayed above are the properties of those organizations.

May 2017MOVING FORWARD

13 CURRENT STRATEGIC OBJECTIVES  Increase production efficiency to improve competitiveness  Completed Corporate Relocation Plan  Implement supply chain cost reduction and efficiency initiatives  Leverage ERP system to reduce unnecessary costs  Maintain quality reputation as a competitive strength  Improve planning, forecasting, and further simplifying the supply chain  Reassess work processes  Drive volume growth from a larger national account base and enhance teamwork across the National Account and DSD organizations  Redefine the DSD Model  Announced restructuring of the Company’s DSD sales model in February 2017  Leverage mobile sales and fleet routing tools to improve efficiency  Invest in high-growth and profitable markets and consider leaving low-profit markets  Continue to pursue strategies to improve or create profitable scale in targeted markets

 Positive industry trends  ~3-5% aggregate annual growth rates expected with specialty coffee and iced coffee beverages growing at higher rates1  Consumption dynamic changing  Large addressable market  Potential market share improvement through new customers and territory objectives  Currently hold small percentage of the addressable market  Less than 1% market share2  Capitalize on consumers increasing interest in sustainability  Market continues to expand with new categories and products  Ice coffee, cold brew, premium coffee channels  Opportunistic M&A activities  Fragmented market with many regional players  Strong balance sheet and equity position  Low debt, with net borrowings net of cash and short term investments of $12.0 million as of March 31, 2017  Additional borrowing capacity, with a $75.0 million revolving credit facility and a $50.0 million accordion feature in place  $13.1m in availability as of 3/31/17 14 GROWTH EXPANSION OPPORTUNITIES Source : (1) 2016 Nielsen Retail Report (2) Specialty Coffee Association of American Dec 2015

 Strengthened management team  Adding talent to manage for future growth  Expertise in turnaround stories  Recently announced supply chain rationalization/simplification  DSD restructure targets annual savings of $2.0 million - $2.6 million to be realized fully by fiscal Q2-18 after incurring 1x costs of $3.7 million - $4.9 million  Better addresses unique needs of customers and quicker response to industry trends  Recent customer wins in fiscal 2017  Examples: Allsup, SSP, Comcast, Skyline Healthcare, Stop N Save convenience stores  Enhanced specialty coffee program and resources  Added new capabilities – i.e., in national account sales, sustainability  Expanded grower sustainability programs at home and abroad 15 RECENT ACCOMPLISHMENTS

 New HQ and distribution center in Northlake, Texas up and running  Effectively transitioned all remaining key functions into the new facility  Installed roasters in new state-of-the-art facility  Expect to be fully operational by fiscal year end 2017  Annual savings estimated $18 million - $20 million  Third Party Logistics (3PL) for long-haul deliveries added  Vendor - managed inventories added for select items  Closure of Torrance facility has driven improvement in Gross Margin  Expect to realize full savings by the back half of FY2018  Recently consolidated Oklahoma Distribution Center activity into our Northlake, Texas Distribution Center  $3 – $5m in savings expected to be realized in FY18  Restructuring costs related to corporate relocation plan estimated at $31.6 million cash costs  $30.7 million of cash costs recognized through Q3 2017  Continue to assess manufacturing, distribution, and supply chain activities for additional savings 16 CORPORATE RELOCATION PLAN

 China Mist Brands, Inc.  Acquired October 2016 for ~$11.2 million including working capital adjustments (before earnout)  Strong premium tea brand  Fast growing market segment  National distribution in over 20,000 foodservice locations  Strong management team  West Coast Coffee  Acquired in February 2017 for ~$14.7 million including working capital adjustments (before earnout)  Portland, Oregon-based coffee manufacturer and distributor  Primarily focused on convenience store, grocery and foodservice channels  Distribution to over 2,000 locations  Broadens Farmer Bros.’ reach in Northwest 17 RECENT ACQUISITIONS

May 2017FINANCIAL OVERVIEW

STRONG BALANCE SHEET Numbers presented are rounded Inventory – recorded under LIFO methodology PP&E – includes 52 owned properties 19 (In millions) March 31, 2017 Cash and Cash Equivalents $ 5.7 Short-Term Investments 26.5 Accounts and Notes Receivable 50.4 Inventories 60.7 Other Current Assets 5.1 Net PP&E 172.0 Other Assets 102.5 Total Assets $ 422.9 Total Liabilities excluding Credit Facility 170.7 Credit Facility 44.2 Stockholders' Equity 208.0 Total Liabilities and Stockholders' Equity $ 422.9

20 DELIVERING VOLUME AND PROFITABILITY GROWTH • Coffee pounds CAGR of 7.4% from FY 2011 through March 2017 • Non GAAP net income CAGR of 15.1% from FY 2014 – March 2017(1) (1) See reconciliation of non GAAP measure to most comparable GAAP measure at the end of this presentation

21 FY 18 OUTLOOK  We believe we can grow coffee pounds at market rates or faster  Our acquisition of China Mist provides new opportunities to expand tea products across our existing customer base as well as increase coffee penetration within China Mist’s existing customer base  Net revenues outside of tea and coffee are expected to grow at slower rates  We currently believe that gross margins in FY 18 will be impacted by approximately 60 – 80bps from higher depreciation at our new Northlake, Tx facilities  We currently believe that gross margin dollars are expected to grow approximately in the 2% - 3% range  We anticipate continued adjusted EBITDA growth, improving 50bps to 100bps in FY 18 over FY 17  Expected cash tax rate of 3% - 4% with $66m in deferred tax assets remaining to utilize  Annual maintenance CapX of $20m - $22m anticipated for FY18  Investment CapX for FY18 still under review  We expect that our strong balance sheet would allow us to pursue opportunistic acquisitions or future investment in our production facilities

 Strong product market with growing categories  Increased coffee and tea consumption  Upgrading manufacturing facilities and distribution practices  New Northlake facility can initially increase system wide roasting capacity by up to 25% to support increased demand with longer term potential to nearly double capacity  Initiating programs to win new customers  Cost and innovation programs  Coffee sourcing leadership  Sustainability leadership  Strong senior management with experience in turnarounds  Acquiring select capabilities and brands to broaden our reach  China Mist Brands – acquired October 2016  West Coast Coffee – acquired February 2017 KEY ACTIVITIES TO PROPEL FUTURE GROWTH Positioning Farmer Bros. for Profitable Revenue Growth 22

May 2017INVESTOR PRESENTATION

APPENDIX

25 MOST RECENT RESULTS – Q3 2017 VS Q3 2016  Green coffee pounds increased 6.9%  Revenue increased 2.8%  Solid margins of 38.9%, essentially flat with last year when excluding start up costs for our new Northlake facility  EBITDA increased 52.7%  Adjusted EBITDA increased 24.0%  Adjusted EBITDA margin increased to 8.8%, or 150 bps, over last year and the highest EBITDA % performance this year  Adjusted EBITDA dollars reached $12.2m Vs. $9.8M last year

Three Months Ended March 31, (In thousands, except per share data) 2017 2016 Y-o-Y Change Income statement data: Net sales $ 138,187 $ 134,468 2.80% Gross margin 38.9% 39.1% -20 bps Income from operations $ 2,058 $ 306 572.50% Net income $ 1,594 $ 1,192 33.70% Net income per common share—diluted $ 0.10 $ 0.07 $ 0.03 Operating data: Coffee pounds 24,395 22,821 6.90% Non-GAAP net income $ 3,049 $ 4,022 -24.20% Non-GAAP net income per diluted common share $ 0.17 $ 0.24 $ (0.07) EBITDA $ 10,049 $ 6,580 52.70% EBITDA Margin 7.30% 4.90% +240 bps Adjusted EBITDA $ 12,180 $ 9,820 24.00% Adjusted EBITDA Margin 8.80% 7.30% +150 bps Balance sheet and other data: Total capital expenditures excluding new facility $ 6,421 $ 2,876 123.30% Total capital expenditures $ 13,503 $ 12,564 7.50% Depreciation and amortization expense $ 6,527 $ 5,234 24.70% SELECTED FINANCIAL DATA 26

Q3 FY17 STATEMENTS OF OPERATIONS

($ in thousands, except per share data)		Three Months Ended March 31, 2017	Three Months Ended March 31, 2016	Nine Months Ended March 31, 2017	Nine Months Ended March 31, 2016
Net sales		$ 138,187	$ 134,468	$ 407,700	$ 410,220
Cost of goods sold		84,367	81,908	247,586	254,173
Gross profit		53,820	52,560	160,114	156,047
	GM	38.9 %	39.1 %	39.3 %	38.0 %
Selling expenses		40,377	38,447	117,912	112,741
General and administrative expenses		9,196	10,977	31,925	29,951
Restructuring and other transition expenses		2,547	3,169	9,542	13,855
Net gain from sale of Torrance Facility		—	—	(37,449)	—
Net gains from sales of Spice Assets		(272)	(335)	(764)	(5,441)
Net gains from sales of assets-other		(86)	(4)	(1,525)	(163)
Operating expenses		51,762	52,254	119,641	150,943
Income from operations		2,058	306	40,473	5,104
Other income (expense):					
Dividend income		273	288	808	840
Interest income		147	139	435	359
Interest expense		(517)	(111)	(1,430)	(341)
Other, net		1,044	613	(1,088)	35
Total other income (expense)		947	929	(1,275)	893
Income before taxes		3,005	1,235	39,198	5,997
Income tax expense		1,411	43	15,910	318
Net income		$ 1,594	$ 1,192	$23,288	$5,679
Basic net income per common share		$ 0.10	$ 0.07	$ 1.40	$ 0.34
Diluted net income per common share		$ 0.10	$ 0.07	$ 1.39	$ 0.34
Weighted average common shares outstanding—basic		16,605,754	16,539,479	16,584,125	16,486,469
Weighted average common shares outstanding—diluted		16,721,774	16,647,415	16,704,200	16,614,275

Farmer Brothers

27

RECONCILIATION OF REPORTED NET INCOME TO EBITDA Three Months Ended March 31, Nine Months Ended March 31, ($ in thousands) 2017 2016 2017 2016 Net income, as reported $ 1,594 $1,192 $ 23,288 $ 5,679 Income tax expense 1,411 43 15,910 318 Interest expense 517 111 1,430 341 Depreciation & amortization expense 6,527 5,234 16,613 15,721 EBITDA $ 10,049 6,580 $ 57,241 $ 22,059 EBITDA Margin 7.3% 4.9% 14.0% 5.4% 28

RECONCILIATION OF REPORTED NET INCOME TO ADJUSTED EBITDA Three Months Ended March 31, Nine Months Ended March 31, ($ in thousands) 2017 2016 2017 2016 Net income, as reported $ 1,594 $ 1,192 $ 23,288 $ 5,679 Income tax expense 1,411 43 15,910 318 Interest expense 517 111 1,430 341 Investment income (1,156) (427) (882) (1,312) Depreciation & amortization expense 6,527 5,234 16,613 15,721 Share-based compensation expense 902 837 2,996 3,488 Restructuring and other transition expenses 2,547 3,169 9,542 13,855 Net gain from sales of Torrance Facility — — (37,449) — Net gains from sales of Spice Assets (272) (335) (764) (5,441) Net (gains) losses from sale of assets (86) (4) (1,525) (163) Non-recurring proxy contest-related expenses 196 — 5,186 — Adjusted EBITDA $ 12,180 $ 9,820 $ 34,345 $ 32,486 Adjusted EBITDA Margin 8.8% 7.3% 8.4% 7.9% 29

RECONCILIATION OF REPORTED NET INCOME TO NON-GAAP NET INCOME 30 ($ in thousands) 2017 2016 2017 2016 Net income, as reported 1,594$ 1,192$ 23,288$ 5,679$ Non-recurring proxy contest-related expense 196 — 5,186 — Restructuring and other transition expenses 2,547 3,169 9,542 13,855 Net gain from sales of Torrance Facility — — (37,449) — Net gains on Spice Assets (272) (335) (764) (5,441) Net (gains) losses on sale of assets-other (86) (4) (1,525) (163) Interest expense on sale-leaseback financing obligations — — 681 — Tax impact of non-GAAP adjustments (930) — 9,488 — Non-GAAP net income 3,049$ 4,022$ 8,447$ 13,930$ Weighted average common shares outstanding—basic 16,605,754 16,539,479 16,584,125 16,486,469 Weighted average common shares outstanding—diluted 16,721,774 16,647,415 16,704,200 16,614,275 GAAP net income per common share—diluted 0.10$ 0.07$ 1.39$ 0.34$ Impact of expenses related to additional resources for proxy contest 0.01$ —$ 0.31$ —$ Impact of restructuring and other transition expenses 0.15$ 0.19$ 0.57$ 0.83$ Impact of gain on sale of Torrance Facility —$ —$ (2.24)$ —$ Impact of gains from sale of Spice Assets (0.02)$ (0.02)$ (0.05)$ (0.33)$ Impact of net (gains) losses on sale of assets (0.01)$ (0.00)$ (0.09)$ (0.01)$ Impact of interest expense on sale-leaseback financing obligation —$ —$ 0.04$ —$ Impact of income taxes on non-GAAP adjustments (0.06)$ —$ 0.57$ —$ Non-GAAP net income per common share—diluted 0.17$ 0.24$ 0.50$ 0.83$ Three Months Ended March 31, Nine Months Ended March 31,

May 2017INVESTOR PRESENTATION